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                                                            EXHIBIT 23



                 CAPSTEAD MORTGAGE CORPORATION AND SUBSIDIARIES
                          CONSENT OF ERNST & YOUNG LLP
                              INDEPENDENT AUDITORS
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                                                            EXHIBIT 23



                          CONSENT OF ERNST & YOUNG LLP
                              INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Annual Report (Form 10-K) of Capstead Mortgage Corporation of our report dated January 23, 1995, included in the 1994 Annual Report to Stockholders of Capstead Mortgage Corporation.

Our audit also included the financial statement schedules of Capstead Mortgage Corporation listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-40116) pertaining to the 1990 Employee Stock Option Plan, the Registration Statement (Form S-8 No. 33-40117) pertaining to the 1990 Directors' Stock Option Plan, the Registration Statement (Form S-3 No. 33-62212) pertaining to the Universal Shelf, the Registration Statement (Form S-3 No. 33-52415) pertaining to the registration of 1,000,000 shares of common stock, the Registration Statement (Form S-8 No. 33-53555) pertaining to the 1994 Flexible Long Term Incentive Plan and in the related prospectuses of our report dated January 23, 1995, with respect to the consolidated financial statements incorporated herein by reference and our report included in the preceding paragraph with respect to the financial statement schedules included in the Annual Report (Form 10-K) of Capstead Mortgage Corporation.



                                                        ERNST & YOUNG LLP



Dallas, Texas
March 22, 1995